                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------
                                    FORM 8-K
                              -------------------
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                       DATE OF REPORT: FEBRUARY 14, 2005
                       (DATE OF EARLIEST EVENT REPORTED)

                              -------------------

                           VERIZON COMMUNICATIONS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              -------------------


           DELAWARE                     1-8606                   23-2259884
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
       OF INCORPORATION)                                     IDENTIFICATION NO.)

        1095 AVENUE OF THE AMERICAS
            NEW YORK, NEW YORK                                   10036
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 395-2121

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                              -------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


      On February 14, 2005, Verizon Communications Inc., a Delaware corporation ("Verizon"), and its wholly owned subsidiary, ELI Acquisition, LLC ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with MCI, Inc. ("MCI"), pursuant to which Verizon will acquire MCI in a stock and cash transaction.

      Subject to the terms and conditions of the Merger Agreement, at the effective time of the merger, MCI will be merged with and into Merger Sub (the "Merger"), and Merger Sub, which will be renamed MCI, LLC, will continue as a wholly owned subsidiary of Verizon (or in certain situations, as provided in the Merger Agreement, a wholly owned corporate subsidiary of Verizon will merge with and into MCI, with MCI continuing as the surviving corporation.) Pursuant to the Merger Agreement, Verizon has agreed to issue 0.4062 (the "Exchange Ratio") shares of its common stock and $1.50 in cash (the "Per Share Cash Amount") in exchange for each outstanding share of common stock of MCI. The Per Share Cash Amount is subject to downward adjustment for certain remaining MCI bankruptcy claims, including state tax claims, and certain international tax liabilities, which exceed $1,725,000,000. In the event any downward adjustment exceeds $1.50 per share, the Per Share Cash Amount will be reduced to zero and the Exchange Ratio will be adjusted downward.

      In addition to the Verizon shares and cash to be issued in exchange for MCI common stock, and the $0.40 per share cash dividend approved by the MCI Board of Directors on February 11, 2005, MCI will declare and pay a special dividend of $4.10 per share (less the amount of any dividends declared by MCI during the period from February 14, 2005 to the consummation of the Merger.) This special dividend is expected to be declared as soon as practicable following approval of the Merger Agreement by shareholders of MCI.

      Consummation of the Merger is subject to customary conditions, including
(i) approval of the holders of MCI common stock, (ii) expiration or termination of the applicable Hart-Scott-Rodino waiting period and receipt of certain other regulatory approvals, (iii) absence of any law or order prohibiting the closing,
(iv) subject to certain exceptions, the accuracy of representations and warranties and (v) the absence of any Material Adverse Effect (as defined in the Merger Agreement) with respect to Verizon's or MCI's businesses. In addition, Verizon's obligation to close is subject to other conditions, including (i) absence of any pending U.S. governmental litigation with a reasonable likelihood of success seeking to prohibit the closing or to impose certain limitations,
(ii) receipt of a bankruptcy order issued by the United States Bankruptcy Court for the Southern District allowing for the substitution of shares of Verizon common stock for shares of MCI common stock to satisfy certain bankruptcy-related claims and (iii) receipt of an order issued by the United States District Court for the Southern District of New York relating to MCI's corporate monitor.

      The Merger Agreement contains certain termination rights for both Verizon and MCI and further provides that, upon termination of the Merger Agreement under specified circumstances, MCI may be required to pay Verizon a termination fee of $200,000,000.

      The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

      ITEM 8.01 OTHER EVENTS

      On February 14, 2005, Verizon and MCI issued a joint press release announcing the execution of the Merger Agreement.

      The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

                                      ####


      This Form 8-K contains statements about expected future events and financial results that are forward-looking and subject to risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: a significant change in the timing of, or the imposition of any government conditions to, the closing of the transaction; actual and contingent liabilities; and the extent and timing of our ability to obtain revenue enhancements and cost savings following the transaction. Additional factors that may affect the future results of Verizon and MCI are set forth in their respective filings with the Securities and Exchange Commission, which are available at investor.verizon.com/SEC/ and www.mci.com/about/investor_relations/sec/.

      Verizon intends to file a registration statement, including a proxy statement of MCI, and other materials with the Securities and Exchange Commission ("SEC") in connection with the proposed transaction. We urge investors to read these documents when they become available because they will contain important information. Investors will be able to obtain free copies of the registration statement and proxy statement, as well as other filed documents containing information about Verizon and MCI, at www.sec.gov, the SEC's website. Investors may also obtain free copies of these documents at www.verizon.com/investor, or by request to Verizon Communications Inc., Investor Relations, 1095 Avenue of the Americas, 36th Floor, New York, NY 10036. Free copies of MCI's filings are available at www.mci.com/about/investor_relations, or by request to MCI, Inc., Investor Relations, 22001 Loudoun County Parkway, Ashburn, VA 20147.

      Verizon, MCI, and their respective directors, executive officers, and other employees may be deemed to be participants in the solicitation of proxies from MCI shareowners with respect to the proposed transaction. Information about Verizon's directors and executive officers is available in Verizon's proxy statement for its 2004 annual meeting of shareholders, dated March 15, 2004. Information about MCI's directors and executive officers is available in MCI's annual report on Form 10-K for the year ended December 31, 2003. Additional information about the interests of potential participants will be included in the registration statement and proxy statement and other materials filed with the SEC.

                                      ####

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

Exhibit No.       Description
-----------       -----------
   2.1            Agreement and Plan of Merger dated as of February 14, 2005 among Verizon, Eli Acquisition, LLC and MCI (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of
                  Regulation S-K).

  99.1            Press Release issued jointly by MCI and Verizon, dated
                  February 14, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Verizon Communications Inc.

Date: February 17, 2005                 By: /s/ Marianne Drost
                                            ------------------------------------
                                            Name:  Marianne Drost

                                            Title: Senior Vice President, Deputy
                                                   General Counsel and Corporate
                                                   Secretary